
FedEx

INVESTOR PRESENTATION

May 2019

SPARTAN

COMMAND YOUR ROAD

FORWARD LOOKING STATEMENTS

This presentation contains several forward-looking statements that are not historical facts, including statements concerning our business, strategic position, financial projections, financial strength, future plans, objectives, and the performance of our products and operations. These statements can be identified by words such as "believe," "expect," "intend," "potential," "future," "may," "will," "should," and similar expressions regarding future expectations. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; restructuring of our operations, and/or our expansion into new geographic markets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationships with major customers, suppliers, or other business partners, including Isuzu; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. Other factors that could affect outcomes are set forth in our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission (SEC), which are available at www.sec.gov or our website. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

SPARTAN AT A GLANCE

SEGMENT OVERVIEW
2018 Sales



$246M
$193M
$388M

- Emergency Response (ER)
- Specialty Chassis & Vehicles (SCV)
- Fleet Vehicles & Services (FVS)

$816M
2018 SALES

$15M
2018 NET INCOME

$32M
2018 ADJ. EBITDA

13 MFG OPERATIONS
IN 8 STATES & 2 COUNTRIES

North American leader in specialty vehicle manufacturing and assembly for the commercial vehicle market



'18
'18
'18

COMPANY TIMELINE

SPARTAN 1975 2019

1975
Four young engineers joined to form Spartan Motors, Inc. and produced the first custom fire truck cab and chassis in a few short months



1978
Spartan constructs "Plant 1", a 19,200 sq. ft. manufacturing facility, the first of many buildings to come to the Charlotte, MI campus

1983
Spartan launches The Gladiator Super Command chassis

1984
Spartan Motors goes public on NASDAQ under the symbol "SPAR"



1985
Spartan enters the Class A diesel RV chassis market



1990
Spartan innovates creating 10 fire truck chassis configurations with raised roofs for better visibility, more headroom, and improved safety

1994
Spartan supports the industry by launching the Fire Truck Training Conference, promoting education and category advancement for Emergency Vehicle Technicians

SPARTAN | FTTC

1997
Spartan Motors purchases Luverne Fire Apparatus and Quality Manufacturing which merged to form Crimson Fire

CRIMSON FIRE

1999
Spartan re-crafts the fire truck cab designing a flat floor and shorter engine tunnel for improved safety

2005
Spartan provides integration, final assembly, inspection, and logistics support for military vehicles (MRAP & ILAV) built for the Iraq War



2006
Spartan Chassis constructs a new facility in Charlotte, MI to meet increasing demand for fire truck chassis.



2009
Spartan Motors, Inc. acquires Utilimaster, Inc.

UTILIMASTER A SPARTAN MOTORS COMPANY

2010
Spartan creates the Reach - the next generation commercial walk in van



2011
Spartan Motors, Inc. acquires Classic Fire

2011
Spartan begins production for Isuzu's N-Series gasoline engine, low-cab-forward trucks providing assembly, final inspection, and quality control



2013
Production begins at the state-of-the-art new facility in Bristol, IN



2015
Daryl Adams is appointed President & CEO



2016
Spartan constructs a new flexible manufacturing facility in Charlotte, MI to meet the increasing need for contract manufacturing and assembly



2017
Spartan acquires Smeal Fire Apparatus and its Ladder Tower and UST brands

SMEAL | LADDER TOWER | UST

2018
Spartan acquires Strobes-R-Us

STROBES R US

1975 | 1980 | 1990 | 2000 | 2005 | 2010 | 2015 | 2020

SPARTAN

LEADERSHIP TEAM

QUICK STATS & DRIVERS

- 145 years of combined executive leadership
- "One-team" mentality
- Culture of accountability and ownership
- Mantra of "no surprises"
- Solution and proactive based mindset

SHARED SKILL SETS

- Big-company DNA with growth experience
- Blended automotive and non-automotive experience
- Lean manufacturing expertise
- Successful M&A activity
- Progressive experience


Daryl Adams
President & CEO
Tom Schultz
CAO
Interviewing Candidates
COO
Rick Sohm
CFO
Chad Heminover
President, Fleet Vehicles & Services
Todd Fierro
President, Emergency Response
Steve Guillaume
President, Specialty Chassis & Vehicles

SPARTAN MOTORS - BUSINESS SNAPSHOT

Sales & Adj. EBITDA

(millions)



$506.8
$550.4
$590.8
$707.1
$816.2
$10.1
$12.2
$22.9
$31.3
$31.8
CAGR 11.8%
CAGR 31.1%
2014
2015
2016
2017
2018
2019*
Sales
Adj EBITDA
*Based on 2019 Guidance

TAM: $5.6B

FVS
$3.8B

- eCommerce to grow 9x the rate of other retail sales through 2022

ER
$1.2B

- 66% of all fire trucks are ten years or older

SCV
$620M

- 18% CAGR Class A Diesel >400 HP shipments ('12-'18)

1Q19 Sales and Adj. EBITDA

(millions)



Adj EBITDA
$173.0
$5.6
$234.0
$4.6
1Q18
1Q19

Financial Objective – Adj. EBITDA %



3.9%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
~10%
2018

MANUFACTURING IMPROVEMENTS – GAINING TRACTION

Product Recalls



Recalls
15
21
16
11
12
2
2014
2015
2016
2017
2018
2019*

*Thru 1Q19 - 1 OEM pass-thru, 1 in-market

Backlog



$400 M
$300 M
$200 M
$100 M
$ M
$243.7
$270.8
$249.5
$384.2
$359.2
$359.2
2014
2015
2016
2017*
2018*
1Q19*
ER
FVS
SCV

*Excluding USPS Order

Sales Productivity

	2014	2015	2016	2017	2018
Sales *(millions)*	$ 506.8	$ 550.4	$ 590.8	$ 707.1	$ 816.2
Square Footage *(thousands)*	1,677	1,621	1,435	2,000	2,019
Employees	1,600	1,900	2,340	2,327	2,338
Sales $ per Sq Foot	$ 302.2	$ 339.5	$ 411.6	$ 353.5	$ 404.2
Sales $ per Employee *(thousands)*	$ 316.8	$ 289.7	$ 252.5	$ 303.9	$ 349.1

Adjusted EBITDA Margin



Adj. EBITDA Margin
2.0%
2.2%
3.9%
4.4%
3.9%
2014
2015
2016
2017
2018
Industry-wide Headwinds

MARKET CONDITIONS

Industry Headwinds

- Tariffs driven increases in materials and component costs
- Chassis shortages
- Increased component lead times
- Higher freight costs
- Logistics delays
- Labor shortages

2019 Guidance				
($M except per share)	Low	Mid-point	High	MP% Increase Over 2018
Revenue	$865.0	$885.0	$905.0	8%
Net income	$19.5	$21.1	$22.6	41%
Adjusted EBITDA	$37.1	$39.1	$41.1	23%
EPS	$0.56	$0.60	$0.64	40%
Adjusted EPS	$0.57	$0.61	$0.65	27%

Operating Focus

- Continued emphasis on operational improvements
- Optimization of manufacturing facilities
  - Additions
    - Ephrata, PA
    - Ladson, SC
    - Pompano Beach, FL (StrobesRUs)
  - Consolidations
    - Delevan, WI
- Design for manufacturing
  - Engineering-driven new manufacturing innovations
    - Lighter materials
    - Lower cost manufacturing
- Investment in Aftermarket Parts
  - New VP
  - Inventory management
    - New ERP implementation


ORD BUILDING
Little Bites
FedEx

FLEET VEHICLES & SERVICES

SPARTAN

COMMAND
YOUR ROAD

FLEET VEHICLES & SERVICES (FVS)

A leader in the fleet vehicle market, including truck bodies, walk-in vans, highly-customized global fleets, and vocation-specific vehicle upfits



Walk-in Vans
Truck Bodies
Cargo Van Upfits

FVS – GO-TO-MARKET STRATEGY

National Accounts/ Large Business Fleets	Leasing Companies	OEM Dealerships
Frito Lay Good fun!	element	FREIGHTLINER
Sara Lee	PENSKE Truck Leasing	Mercedes-Benz
Purolator	Ryder	GMC
amazon	AUTO TRUCK GROUP	PACCAR Inc
Sysco	OEM Systems Group products for excellent lighting.	FCA FIAT CHRYSLER AUTOMOBILES
CANADA POST POSTES CANADA	IDEALEASE	Ford
UPS		Peterbilt
FedEx Express		ISUZU
		NAVISTAR

SPARTAN

FVS – BUSINESS SNAPSHOT

Sales & Adj. EBITDA

(millions)



$210.5
$227.7
$278.4
$251.1
$387.5
$11.0
$17.6
$31.2
$27.0
$26.7
CAGR 15.8%
CAGR 27.7%
2014
2015
2016
2017
2018
2019*
Sales
Adj EBITDA
*Based on 2019 Guidance

TAM: $3.8B



Expected Growth (CAGR) 2018-2022
US eCommerce expected to double from $517B in 2018 to over $1T by 2027
2.1%
1.6%
14.2%
~9X Retail Growth
GDP
Retail (Brick/Mortar)
eCommerce

Note: Nominal GDP

Sources: FedEx, UPS Rates & Forecasting, eMarketer, FTI Consulting Report, CBO GDP Report

1Q19 Sales and Adj. EBITDA

(millions)



Adj EBITDA
$59.7
$4.6
$122.6
$7.0
1Q18
1Q19

Financial Objective – Adj. EBITDA %



6.9%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
15+%
2018

FVS – MARKET SHARE

TAM: $2.6 Billion		TAM: $1.2 Billion
WALK- IN VANS	TRUCK BODIES	CARGO VAN UPFITS

Walk-in Van Market Share



50%
50%
Spartan/Utilimaster
Morgan Olson

Truck Body Market Share



4%
40%
17%
39%
Spartan/Utilimaster
Morgan Corp
Wabash/Supreme
Others

Van Up-fit Market Share



2%
8%
14%
7%
5%
64%
Spartan/Utilimaster
MasterRack
Adrian Steel
Ranger Design
Weather Guard
Regional Upfitters

Spartan's Utilimaster is #3 in the Van/Truck Body Market

Source: 2017-2018 SpecialtyTransportation.net Reports

FVS – VAN/TRUCK BODY & CARGO VAN UPFIT OUTLOOK

2021 / 2022 Total Addressable Market $3.8 Billion



Van/Truck Body Market Growth
8% CAGR
Units (thousands)
180
170
160
150
140
130
120
Sales (millions)
$2,700
$2,400
$2,100
$1,800
$1,500
$1,827
$2,039
$2,193
$2,332
$2,477
$2,633
2017
2018
2019
2020
2021
2022
Van/Truck Body Sales
Van/Truck Body Units



Cargo Van Upfit Market Growth
8% CAGR
Units (thousands)
600
500
400
300
Sales (millions)
$1,200
$1,000
$800
$600
$786
$874
$968
$1,038
$1,103
$1,150
2016
2017
2018
2019
2020
2021
Cargo Van Upfit Sales
Cargo Van Upfit Units

- Well positioned for accelerating growth
  - Flexible regional facilities in Ephrata, PA; Ladson, NC; & Pompano Beach, FL
  - FVS Backlog up 109%* to $112.3M from $53.7M a year ago

- Well positioned for expanding Euro cargo van segment
  - Ship-Thru programs in Saltillo, MX (Dodge Promaster) Kansas City (Ford Transit) & Ladson, SC (Mercedes Sprinter)
  - Flexible regional upfit facilities – Pompano Beach, FL & Ephrata, PA

Product Segments – Growth Driven By:

- Walk-in/style
- Parcel Delivery
- Dry Freight
- Refrigeration
- Euro van/style
- Upfit
- Last mile delivery - Grocery/Refrigeration

** Excludes the USPS truck body order and impact of ASC 606*

Source: 2017-2018 SpecialtyTransportation.net Reports

FLEET GROWTH OPPORTUNITIES

$3.8B Market Opportunity


Source
Distribution Hub
Doorstep
prime
FedEx
DHL
CINTAS
Nestlé
Dr Pepper

CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	CLASS 6	CLASS 7
GVWR 6,000 lbs.	GVWR 10,000 lbs.	GVWR 14,000 lbs.	GVWR 16,000 lbs.	GVWR 19,500 lbs.	GVWR 26,000 lbs.	GVWR 33,000 lbs.

FVS – BUILDING LONG-TERM RELATIONSHIPS


PEOPLE
PROCESS
PRODUCT

	Van Upfit	Walk-in Van	Truck Body	Parts	Field Service
Cintas	X	X	X	X	X
UPS	X	X	X	X	X
FedEx Express	X	X	X	X	X
Frito Lay	X	X	X	X	X
aramark	X	X	X	X	X
Bimbo	X	X	X	X	X
United States Postal Service	X	X	X		
Coca-Cola		X	X		X
Purolator		X		X	X
Canada Post / Postes Canada	X	X			

FVS – COMPETITIVE ADVANTAGE

Utility
WV | TB
ConEd | SDG&E | LAPW
Consumers Power | COM Ed

Food & Beverage
WV | TB
Coca-Cola | Frito Lay
Bimbo | Sara Lee

Parcel
WV | TB | Upfit
UPS | FedEx | USPS | Purolator
Speedy | Canada Post | Canpar

Linen & Laundry
WV | TB
Cintas | Aramark
Virginia Linen | Ziker | CTS

Retail
WV | TB | Upfit
Sysco | Starbucks | Walmart
Amazon | GFS | Compass

Government
WV | TB | Upfit
GSA | Military | State
US Customs/Border Protection

PEOPLE
PROCESS
PRODUCT

Work-Driven Design = "The Utilimaster Difference"

Listen & Learn → Needs Assessment → Design & Innovate → Build & Implement → Optimized Partnership

ACQUISITION UPDATE

STROBES R US
A SPARTAN MOTORS BRAND

- Located in Pompano Beach, Florida
- Expands manufacturing footprint into southeastern US market
- Major customers include;
  - Departments of Transportation
  - FBI, Department of Homeland Security
  - Utility and gas companies
  - US Coast Guard, Army Corps of Engineers
  - US Fish & Wildlife
- Expected to be accretive to 2019 earnings


POLICE







STRATEGY AT WORK – FVS

- Last Mile Delivery – momentum grows
  - FVS Backlog at 1Q19 up 10% sequentially, excluding USPS order
  - Includes major eCommerce upfit order
- Ephrata, PA facility now receiving truck body orders in addition to fulfilling USPS order
- Introduced temperature controlled grocery delivery truck with climate controlled zones
- EV continues to gain momentum – ability to produce vehicles across GVWR Classes 1 – 6
- Strengthened FVS leadership team
  - Hired a seasoned VP of Operations to drive operational improvements
- Expanded East Coast manufacturing footprint
  - 3 new facilities in place (PA, NC & FL) adding increased capacity




We Deliver For You.


prime
amazon


DRIVEN



EMERGENCY RESPONSE

SPARTAN

COMMAND
YOUR ROAD

EMERGENCY RESPONSE (ER)

A top three fire truck and cab & chassis manufacturer with an emphasis on broad categorical coverage

Customers We Serve	Cabs & Chassis	Complete Apparatus
MARION, Darley, Toyne, Alexis, SVI		

ER – BUSINESS SNAPSHOT

Sales & Adj. EBITDA
(millions)



$190.0
$193.2
$183.0
$302.9
$245.6
-$2.7
-$8.7
-$7.5
$3.2
$1.0
CAGR 7.0%
CAGR 59.7%
2014
2015
2016
2017
2018
2019*
Sales
Adj EBITDA

*Based on 2019 Guidance

TAM: $1.2B



Average Fleet Age
4%
30%
47%
19%
66% of all fire trucks are ten years or older
1-4 yrs
5-9 yrs
10-15 yrs
16+ yrs

Source: FAMA shipped data and Management's estimates

1Q19 Sales and Adj. EBITDA
(millions)



Adj EBITDA
$66.7
$1.2
$61.8
-$2.3
1Q18
1Q19

Financial Objective – Adj. EBITDA %



0.4%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
6-8%
2018

ER – PRODUCT OFFERINGS



Pumpers
Tankers
Wildland Apparatus
Cabs & Chassis
Rescues
Aerials

ER – INNOVATION

Professional Engineering Certification *(Aerial Device Structure Certification)*

- Ladder Tower Company aerial products
  - Snorkel Articulating Boom Platform
  - Squrt Articulating Water Tower
  - Telesqurt Telescoping Boom-Ladder
- Renewed interest/demand

LADDER TOWER
A SPARTAN MOTORS BRAND

Spartan Independent Front Suspension (IFS)

- Outperforms category leader
  - Product performance
  - Value equation

Spartan Advanced Protection System®

ADVANCED PROTECTION SYSTEM™

- **Industry leading airbag technology**
- **Intelligent seat belts**
- **Side impact protection**
- **Outboard sensors**

STRATEGY AT WORK – ER

- New ER management team in place to drive future growth
  - Todd Fierro – President of ER
  - Realigned sales team and dealer network
- Multiple new orders include:
  - 13-unit fire apparatus order for large municipality in Texas
  - 8-unit fire apparatus order for city of Philadelphia
  - 11-unit fire apparatus order for city of St. Louis
- ER backlog up 13% at 1Q19 vs 1Q18


SPARTAN
LADDER TOWER
A SPARTAN MOTORS BRAND
SMEAL
A SPARTAN MOTORS BRAND
UST
A SPARTAN MOTORS BRAND


K2 450

SPECIALTY VEHICLES

SPARTAN

COMMAND
YOUR ROAD

SPECIALTY CHASSIS & VEHICLES (SCV)

The "Premier Foundation" (custom chassis) for the Class A diesel Luxury Motor Coach (LMC) market, with a core competency in custom manufacturing and assembly for the light duty truck, specialty vehicle, and defense markets.

LMC Customers We Serve	LMC Chassis	Contract Manufacturing	EV / AV
ENTEGRA COACH, NEWMAR, FORETRAVEL MOTORCOACH, NeXus RV, Jayco, Glaval Bus (A Division Of Forest River, Inc.)	K2 380, K1 360, K2 450, K3 500, K4 605	N-Gas GVWR 14,000 lbs.; F-Series GVWR 26,000 lbs. (ISUZU)	





N-Gas

ISUZU

GVWR 14,000 lbs.



F-Series

GVWR 26,000 lbs.



SCV – BUSINESS SNAPSHOT

Sales & Adj. EBITDA

(millions)


$112.4
$132.5
$134.8
$158.8
$193.2
$8.9
$8.8
$8.3
$14.1
$18.7
CAGR 12.0%
CAGR 16.9%
2014
2015
2016
2017
2018
2019*
Sales
Adj EBITDA
*Based on 2019 Guidance

TAM: $620M

($420M > 400HP | $200M < 400HP)


Class A Diesel >400hp
26%
74%
SPAR
Other
(4 companies)

Spartan LMC market share has seen positive growth of 44% since 2014

Source: Statistical Surveys MarketScope, 1/2008 – 12/2018, U.S. Data and Management's estimates

1Q19 Sales and Adj. EBITDA

(millions)


Adj EBITDA
$48.2
$3.1
$51.7
$5.0
1Q18
1Q19

Financial Objective – Adj. EBITDA %


Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
9.7%
10+%
2018

RV CHASSIS – CLASS A DIESEL LMC MARKET SHARE AND OUTLOOK



Spartan LMC market share has seen positive growth of 44% since 2014
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
40%
35%
30%
25%
20%
15%
10%
5%
0%
2012
2013
2014
2015
2016
2017
2018
SPAR
Class A Diesel >400 HP
SPAR Share

Total Addressable Market

$620 Million **($420M > 400HP | $200M < 400HP)**

Spartan makes chassis for Class A Diesel > 400 HP - 26% share

Source: Statistical Surveys MarketScope, 1/2008 – 12/2018, U.S. Data and Management's estimates

STRATEGY AT WORK – LUXURY MOTOR COACH

- SCV increasing LMC market share with Entegra, Newmar, Foretravel, Jayco and NeXus manufacturers
  - Up 2% to 26% share in 2018 despite Class A Diesel industry being down 8%
  - Benefiting from new customer platform introductions that are gaining share
  - <400HP diesel growing as % of diesel
    - $200M addressable market
- Favorable industry trends should support continued momentum, including:
  - Population and demographic trends
  - "Active/outdoor lifestyle" continues to grow
  - RV manufacturers are broadening offerings

SCV – CATEGORY-LEADING INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE SPARTAN EXPERIENCE

- Digital Dash v2.0
- Adaptive cruise control
- Collision mitigation
- Electronic stability control
- Lane departure warning
- Spartan Safe Haul™ Expansion
- Bluetooth Interface w/ Connected Care App

SCV – FIRST-TO-MARKET INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE
SPARTAN
EXPERIENCE

- Custom tuned suspension
- Automatic air leveling
- Tire pressure monitoring system
- Independent Front Suspension (IFS)
- Passive steer tag axle
- Rollover mitigation

STRATEGY AT WORK – SCV

- Continues to gain share in Class A Diesel luxury motor coach chassis market
  - 26% market share in diesel >400hp segment
- Continued growth of our smaller format K1 360 chassis
  - Jayco Embark (37'and 39')
  - Entegra Coach's Reatta (37' and 39')



K1 360





THE PATH FORWARD

Our Goal

To become #1 or #2 in each market we serve

Leading purpose-built vehicle manufacturer

Well-positioned

- Focused management team
- Operational improvements
- Improved product portfolio
- Customer-centric focus
- Financial strength

Strengthen and grow the core business

Financial Objectives

- $1 Billion in Sales
- ~10% Adj. EBITDA Margins
- Improved Cash Flows
- Increase ROIC
- Enhance shareholder returns

Accelerate the path forward

Shareholder Alignment

Management's long-term goals closely aligned with shareholders

Increase shareholder value


FedEx

FINANCIAL REVIEW

SPARTAN

COMMAND YOUR ROAD

OVERVIEW – 1Q19 VS. 1Q18



Revenue ($ M)
$173.0
$234.0
1Q18
1Q19



Net Income ($ M) (EPS)
$4.2
$0.12
$1.4
$0.04
1Q18
1Q19

- Revenue for 1Q19 up $61.0M, or 35.2%, to $234.0M from $173.0M
  - FVS up $62.9M – USPS order and higher truck body, walk-in-van and upfit center volume
  - ER down $4.9M – unfavorable sales mix
  - SCV up $3.5M – higher contract manufacturing volume and continued strength of luxury motor coach sales

- Net Income for 1Q19 fell by $2.8M, or 66.7%, to $1.4M from $4.2M
  - Prior year includes $1.4M compensation tax benefit and a $1.5M net working capital adjustment related to the Smeal acquisition
- EPS decreased $0.08, or 66.7%, to $0.04 from $0.12 last year.
  - Prior year EPS includes $0.04 compensation tax benefit and $0.03 net working capital adjustment

OVERVIEW – 1Q19 VS. 1Q18


Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$5.6
3.2%
$4.6
2.0%
1Q18
1Q19

- Adjusted EBITDA fell $1.0M, or 17.9%, to $4.6M from $5.6M
- Adjusted EBITDA margin decreased 120 basis points to 2.0% of sales compared to 3.2% of sales
  - Primarily driven by $2.3 million in higher input costs resulting from tariff driven increases in commodity costs and components


Adjusted Net Income ($ M) (Adj EPS)
$3.3
$0.09
$1.5
$0.04
1Q18
1Q19

- Adjusted net income fell 54.5% to $1.5M from $3.3M
- Adjusted EPS of $0.04 versus $0.09 a year ago
  - Prior-year includes a $1.4 million, or $0.04 per share, tax benefit related to the appreciation in value of stock compensation
- Backlog down 22.0% to $432.3M from $554.6M a year ago.
  - Excluding the unique USPS truck body order, backlog totaled $359.2M, up 5.5% compared to $340.6M in 2018

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 1Q19


FVS Revenues ($ M)
$122.6
$59.7
1Q18
1Q19


FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$7.0
$4.6
7.7%
5.7%
1Q18
1Q19

- Revenue up $62.9M to $122.6M from $59.7M
  - Increased volume relating to USPS truck body, other truck body and upfits
- Adjusted EBITDA increased $2.4M to $7.0M from $4.6M primarily from volume, partially offset by unfavorable sales mix and tariff-driven increases in commodity and component costs
- Adjusted EBITDA margin decreased 200 basis points to 5.7% of sales from 7.7%
- Excluding the USPS truck body order, sequential backlog up 9.9%
  - Reported backlog decreased to $188.5M from $335.3M a year ago

EMERGENCY RESPONSE – 1Q19



ER Revenues ($ M)
$66.7
$61.8
1Q18
1Q19



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.2
1.9%
-3.7%
-$2.3
1Q18
1Q19

- Revenue down 7.4% to $61.8M from $66.7M
  - Reflects industry-wide decline in fire apparatus sales, product mix, dealer realignment, partially offset by pricing changes realized in 2018
- Adjusted EBITDA fell $3.5M to a loss of $2.3M compared to $1.2M last year
  - Driven primarily by product mix, tariff-driven increases in costs, warranty expense, partially offset by pricing changes realized in 2018
- Backlog up 13.2% to $214.7M compared to $189.6M a year ago

SPECIALTY CHASSIS & VEHICLES – 1Q19



SCV Revenues ($ M)
$48.2
$51.7
1Q18
1Q19



SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$3.1
$5.0
6.5%
9.6%
1Q18
1Q19

- Revenue up $3.5M, or 7.2%, to $51.7M from $48.2M last year
  - Increased volume from contract manufacturing and luxury motor coach chassis
- SCV adjusted EBITDA increased $1.9M to $5.0M from $3.1M
- Adjusted EBITDA margin improved 310 basis points to 9.6% of sales from 6.5% of sales
  - Due to mix and increased volume
- Backlog down 2.0% to $29.1M compared to $29.7M a year ago

BALANCE SHEET – 1Q19

Spartan Motors, Inc.
Summary Balance Sheet
(unaudited)

($000's)	Mar 31, 2019	Dec 31, 2018
Assets		
Cash	$ 21,368	$ 27,439
Accts Receivable	104,399	106,801
Contract Assets	44,055	36,027
Inventory	84,457	69,992
PP&E	56,175	56,567
Right of Use Assets-Operating Leases	12,930	-
Other Assets	58,675	56,958
Total Assets	**$ 382,059**	**$ 353,784**
Liabilities & Shareholders' Equity		
Accts Payable	$ 87,803	$ 76,399
Long-term Operating Lease Liability	10,517	-
Long-term Debt	26,042	25,547
Other Liabilities	71,046	65,854
Total Liabilities	**195,408**	**167,702**
Shareholders' Equity	186,651	186,082
Total Liabilities & Equity	**$ 382,059**	**$ 353,784**
Total Liquidity		
Cash	$ 21,368	$ 27,439
Net Borrowing Capacity	75,602	86,410
Total Liquidity	**$ 96,970**	**$ 113,849**

- Total liquidity of $97.0M at 1Q19 reflects:
  - $21.4M cash on hand
  - $75.6M of borrowing capacity
- Adequate liquidity/capacity to fund:
  - Working capital requirements
  - Pursue strategic bolt-on acquisitions
  - Share buy-back
    - Purchased 191,000 shares, for $1.4M, or average share price of $7.55 since December 21, 2018
- Contract assets of $44.1M at 1Q19
  - Represents revenue with corresponding profit recognized on products in process, but not yet invoiced to the customer as a result of adopting the new revenue recognition standard


FedEx

APPENDIX

COMMAND
YOUR ROAD

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure. This non-GAAP measure is calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this presentation such items include expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations, expenses related to product recall campaigns, litigation settlements, long-term strategic planning expenses, non-cash charges related to the impairment of assets, expenses related to a recent business acquisition, the impact of the step-up in inventory value associated with the recent business acquisition, and the impact of the business acquisition on the timing of chassis revenue recognition.

We present the non-GAAP measure adjusted EBITDA because we consider it to be an important supplemental measure of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our long term operating trends. We believe this measure to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting this non-GAAP measure is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of this non-GAAP measure, when considered together with the corresponding GAAP financial measures and the reconciliations to that measure, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of this disclosure.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Three Months Ended March 31,	
Spartan Motors, Inc.	2019	2018
Net income attributable to Spartan Motors, Inc.	$1,397	$4,194
Add (subtract):		
Restructuring charges	112	20
Joint venture expenses	27	-
Acquisition related expenses	45	162
Litigation costs	16	-
Nebraska flooding costs	123	-
Purchase accounting impact	-	(1,500)
Deferred tax asset adjustment	(99)	74
Tax effect of adjustments	(78)	315
Adjusted net income attributable to Spartan Motors, Inc.	$1,543	$3,265
Net income attributable to Spartan Motors, Inc.	$1,397	$4,194
Add (subtract):		
Depreciation and amortization	2,525	2,452
Taxes on income	13	(48)
Interest expense	374	323
EBITDA	$4,309	$6,921
Add (subtract):		
Restructuring charges	112	20
Joint venture expenses	27	-
Acquisition related expenses	45	162
Litigation costs	16	-
Nebraska flooding costs	123	-
Purchase accounting impact	-	(1,500)
Adjusted EBITDA	$4,632	$5,603
Diluted net earnings per share	$0.04	$0.12
Add (subtract):		
Restructuring charges	0.00	0.00
Joint venture expenses	0.00	-
Acquisition related expenses	0.00	0.00
Litigation costs	0.00	-
Nebraska flooding costs	0.00	-
Purchase accounting impact	-	(0.04)
Deferred tax asset adjustment	(0.00)	0.00
Tax effect of adjustments	(0.00)	0.01
Adjusted diluted net earnings per share	$0.04	$0.09

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

($000)	Twelve Months Ended December 31,				
Spartan Motors, Inc.	**2018**	**2017**	**2016**	**2015**	**2014**
Net income attributable to Spartan Motors, Inc.	$15,012	$15,935	$8,610	($16,972)	$1,029
Add (subtract):					
Restructuring charges	1,881	1,252	1,095	2,855	2,157
Asset impairments	-	-	406	2,234	-
Joint venture expenses	-	1	7	308	280
Impact of acquisition on timing of chassis revenue recognition	-	2,073	-	-	-
Acquisition related expenses	1,992	1,543	882	-	-
NHTSA settlement	-	-	-	2,360	-
Recall expense	(46)	(368)	3,457	8,600	-
Long term strategic planning expenses	888	-	-	-	-
Litigation settlement	447	-	-	-	-
Purchase accounting impact-net working capital	(2,193)	-	-	-	-
Deferred tax asset adjustment	(313)	(3,260)	(2,932)	9,472	-
Tax effect of adjustments	(728)	(2,289)	(460)	(2,392)	-
Adjusted net income attributable to Spartan Motors, Inc.	$17,006	$14,887	$11,065	$6,574	$3,475
Net income attributable to Spartan Motors, Inc.	$15,012	$15,935	$8,610	($16,972)	$1,029
Add (subtract):					
Depreciation and amortization	10,370	9,837	7,903	7,437	8,378
Taxes on income	2,261	90	100	4,880	(2,103)
Interest expense	1,080	806	410	368	341
EBITDA	$28,723	$26,826	$17,023	($4,290)	$7,645
Add (subtract):					
Restructuring charges	1,881	1,252	1,095	2,855	2,157
Asset impairments	-	-	406	2,234	-
Joint venture expenses	0	1	7	308	280
Impact of acquisition on timing of chassis revenue recognition	-	2,073	-	-	-
Acquisition related expenses	1,992	1,543	882	-	-
NHTSA settlement	-	-	-	2,360	-
Recall expense	(46)	(368)	3,457	8,600	-
Long term strategic planning expenses	888	-	-	-	-
Litigation settlement	447	-	-	-	-
Purchase accounting impact-net working capital	(2,193)	-	-	-	-
Adjusted EBITDA	$31,759	$31,327	$22,870	$22,267	$10,091
Diluted net earnings per share	$0.43	$0.46	$0.25	($0.50)	$0.03
Add (subtract):					
Restructuring charges	0.05	0.04	0.03	0.08	0.06
Asset impairments	-	-	0.01	0.07	-
Joint venture expenses	-	0.00	0.00	0.02	0.01
Impact of acquisition on timing of chassis revenue recognition	-	0.06	-	-	-
Acquisition related expenses	0.06	0.04	0.03	-	-
NHTSA settlement	-	-	-	0.07	-
Recall expense	-	(0.01)	0.10	0.25	-
Long term strategic planning expenses	0.03	-	-	-	-
Litigation settlement	0.01	-	-	-	-
Purchase accounting impact-net working capital	(0.06)	-	-	-	-
Deferred tax asset valuation allowance	(0.01)	(0.09)	(0.09)	0.28	-
Tax effect of adjustments	(0.02)	(0.07)	(0.01)	(0.07)	-
Adjusted diluted net earnings per share	$0.48	$0.42	$0.32	$0.20	$0.10

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2019		
	Low	**Mid**	**High**
Net income	$ 19,539	$ 21,085	$ 22,630
Add:			
Depreciation and amortization	10,405	10,405	10,405
Interest expense	1,281	1,281	1,281
Taxes	5,649	6,096	6,542
EBITDA	$ 36,874	$ 38,867	$ 40,858
Add (subtract):			
Restructuring and other charges, net	200	200	200
Adjusted EBITDA	$ 37,074	$ 39,067	$ 41,058
Earnings per share	$ 0.56	$ 0.60	$ 0.64
Add:			
Restructuring and other charges, net	0.01	0.01	0.01
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.57	$ 0.61	$ 0.65

